UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): November 23, 2004



                        Investors Capital Holdings, Ltd.
             (Exact name of registrant as specified in its charter)



         Massachusetts            1-16349                        04-3284631
 (State or other jurisdiction   (Commission                     (IRS Employer
       of incorporation)        File Number)                 Identification No.)



             230 Broadway East
               Lynnfield, MA                                     01940
 (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code - (800) 949-1422


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] (Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] (Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] (Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] (Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition

On November 23, 2004, Investors Capital Holdings, Ltd. Issued a News Release announcing 2005 second fiscal quarter results. A copy of the News Release is included as Exhibit 99.1 hereto.

                                                                         .

Item 9.01.   Financial Statements and Exhibits.

(c)    Exhibits

 99.1     Investors Capital Holdings, Ltd. News Release dated November 23, 2004.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Investors Capital Holdings, Ltd.

                                            By:   /s/ Timothy Murphy
                                                  ------------------
                                                  Timothy Murphy
                                                  President
Date:  November 23, 2004